Exhibit 10.5

                                   DYNTEK INC.
                               SECURITY AGREEMENT

To:      __________

Gentlemen:

      1. To secure the payment of all Obligations (as hereafter defined), we hereby grant to you a continuing security interest in all of the following property now owned or at any time hereafter acquired by us, or in which we now have or at any time in the future may acquire any right, title or interest (the "Collateral"): all accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among our affiliates), chattel paper, supporting obligations, investment property, letter-of-credit rights, trademarks and tradestyles in which we now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore subject only to the Permitted Encumbrances as defined herein.

      2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by us to you hereunder and whether arising under, out of, or in connection with that certain Securities Purchase Agreement dated as of the date hereof by and between the undersigned and __________ ("__________") (the "Securities Purchase Agreement"), that certain Secured Convertible Term Note dated as of the date hereof made by DynTek in favor of __________ (the "Term Note"), the Warrant dated as of the date hereof made by DynTek in favor of __________ in connection with the Term Note (the "Term Note Warrant"), that certain Registration Rights Agreement dated as of the date hereof by and between DynTek and __________ in connection with the Term Note (the "Term Note Registration Rights Agreement"), as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "Documents").

      3. We hereby represent, warrant and covenant to you that:

            (a) we are a company validly existing, in good standing and formed under the laws of the State of Delaware and we will provide you thirty
      (30) days' prior written notice of any change in our state of formation;

            (b) our legal name is DynTek, Inc. , as set forth in our Certificate of Incorporation as amended through the date hereof;

            (c) we are the lawful owner of the Collateral and have the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

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            (d) we will keep the Collateral  free and clear of all  attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), other than encumbrances on the Collateral identified in any Exchange Act Filings (as defined in the Securities Purchase Agreement, dated as of the date hereof, by and between the
      undersigned  and  __________.   ("__________")(the   "Securities  Purchase
      Agreement")), and permitted encumbrances set forth on Schedule 3(d), (collectively, the "Permitted -------------- Encumbrances"), except to the extent said Encumbrance terminated, does not secure indebtedness in excess of $100,000 and such Encumbrance is removed, terminated or otherwise released within ten (10) days of the creation thereof;

            (e) we will at our own cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in our business;

            (f) we will not without your prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise (including, but not limited to, the transfers of Collateral to any of our subsidiaries other than DynTek Services, Inc.), except for (x) the sale of inventory in the ordinary course of business, (y) the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for our ongoing needs, or (z) Collateral having an aggregate fair market value of not more than $25,000, and only to the extent that:

                  (i) the proceeds of any such  disposition  are used to acquire replacement Collateral which is subject to your security interest or are used to repay Obligations or to pay general corporate expenses; or

                  (ii) following the occurrence of an Event of Default which continues to exist, the proceeds of which are remitted to you to be held as cash collateral for the Obligations (following the repayment of all obligations of the undersigned subject to perfected security interests prior in right of payment to yours);

            (g) we will insure the Collateral in your name (as well as in the name of creditors of the undersigned with perfected security interests prior in right of payment to yours) against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as you shall specify in amounts and under policies by insurers reasonably acceptable to you, which insurance shall be customary in amount and type for persons similarly situated to us, and all premiums thereon shall be paid by us and the policies delivered to you. If we fail to do so, you may procure such insurance and the cost thereof shall constitute Obligations; and

            (h)  we   will  at  all   reasonable   times   allow   you  or  your
      representatives free access to and the right of inspection of the Collateral;

            (i) we hereby indemnify and save you harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that you may sustain or


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

      incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Agreement or in the prosecution or defense of any action or proceeding either against you or us concerning any matter growing out of or in connection with this Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by your own gross negligence or willful misconduct.

      4. We shall be in default under this Agreement upon the happening of any of the following events or conditions, each such event or condition an "Event of Default:"

            (a) we shall fail to pay when due or punctually perform any of the Obligations and such failure shall continue for a period of three (3) business days following any failure to make payment, or for a period of thirty (30) days following default for any other such failure;

            (b) any covenant, warranty, representation or statement made or furnished to you by us or on our behalf was false in any material respect when made or furnished;

            (c) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral (other than Permitted Encumbrances) or the making of any levy, seizure or attachment thereof or thereon except to the extent:

                  (i) such loss is covered by insurance  proceeds which are used to replace the item or repay us; or

                  (ii)  said  levy,   seizure  or  attachment  does  not  secure
            indebtedness in excess of $100,000 and such levy, seizure or attachment has not been removed or otherwise released within ten
            (10) days of the creation or the assertion thereof;

            (d) we shall become insolvent, cease operations, dissolve, terminate our business existence, make an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of our property;

            (e) any proceedings under any bankruptcy or insolvency law shall be commenced by or against us and if commenced against us shall not be dismissed within sixty (60) days; or

            (f) an Event of Default shall have occurred under and as defined in the Note.

            (g) DynTek shall repudiate, purport to revoke or fail to perform any of its obligations under the Term Note (after passage of applicable cure period, if any)

      5. Upon the occurrence of any Event of Default and at any time thereafter, you may declare all Obligations immediately due and payable and you shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter subject to the rights of creditors of the undersigned who hold perfected


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

security interests prior in right of payment to yours, you will have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as you may desire. Upon your request, we shall assemble the Collateral and make it available to you at a place designated by you. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten
(10) days before such disposition, postage prepaid, addressed to us either at our address shown herein or at any address appearing on your records for us. Any proceeds of any disposition of any of the Collateral shall be applied by you to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by you toward the payment of the Obligations in such order of application as you may elect, and we shall be liable for any deficiency.

      6. If we default in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on our part to be performed or fulfilled under or pursuant to this Agreement, you may, at your option without waiving your right to enforce this Agreement according to its terms, immediately or at any time thereafter and without notice to us, perform or fulfill the same or cause the performance or fulfillment of the same for our account and at our sole cost and expense, and the cost and expense thereof and otherwise to enforce the terms of this Agreement (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law or, at your option.

      7. We appoint you, any of your officers, employees or any other person or entity whom you may designate as our attorney, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by us or on our behalf; to file financing statements against us covering the Collateral; to sign our name on public records; and to do all other things as are reasonably necessary to carry out this Agreement. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, other than gross negligence or willful misconduct. This power being coupled with an interest, is irrevocable so long as any Obligations remain unpaid.

      8. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by you and then only to the extent therein set forth, and no waiver by you of any default shall operate as a waiver of any other default or of the same default on a future occasion. Your books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon us for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. You shall have the right to enforce any one or more of the remedies available to you, successively, alternately or concurrently. We agree to join with you in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form reasonably satisfactory to you and in executing such other documents or instruments as may be required or deemed necessary by you for purposes of affecting or continuing your security interest in the Collateral.


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

      9. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally. This Agreement shall terminate upon repayment of all obligations under the Term Note, and upon such termination you shall promptly execute and deliver all such documents, and file all such termination statements, and take all such actions as we shall deem reasonably necessary to release and reflect termination of the security interests granted to you hereunder. All of the rights, remedies, options, privileges and elections given to you hereunder shall inure to the benefit of your successors and assigns. The term "you" as herein used shall include your company, any parent of your company, any of your subsidiaries and any co-subsidiaries of your parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of each of us and them. You and we hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement and the transactions contemplated hereby and we agree not to assert any counterclaim in such litigation, (b) submit to the nonexclusive jurisdiction of any New York State court sitting in the borough of Manhattan, the city of New York and (c) waive any objection you or we may have as to the bringing or maintaining of such action with any such court.

      10. The security interest in the Collateral granted by us to you pursuant to this Agreement is and shall remain subordinate and junior to the security interest we granted to Systran Financial Services Corporation ("Systran") pursuant to that certain Factoring Agreement, dated July 1, 2003, among Systran, us, and DynTek Services, Inc. ("Senior Financing Agreement"), in all respects. In furtherance of the foregoing, all of your rights and remedies, and all of our covenants, agreements and obligations, under this Agreement are subordinate and subject to all of the terms, conditions, covenants and agreements contained in the Senior Financing Agreement.


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

      11. All notices from you to us shall be sufficiently given if mailed or delivered to us at our address set forth below. Very truly yours,

                                          DYNTEK, INC.


                                          By: __________________________________

                                          Name: ________________________________

ACKNOWLEDGED:                             Title: _______________________________

                                          Address:
                                          18881 Von Karman Avenue
                                          Suite 250
                                          Irvine, CA  92612
By: _________________________________     Attention: Chief Financial Officer
                                          Facsimile: (949) 955-0086
Name: _______________________________

Title: ______________________________


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                                  Schedule 3(d)
                             Permitted Encumbrances


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